UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 6, 2025

Dyadic International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32513	45-0486747
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

1044 North U.S. Highway One, Suite 201

Jupiter, FL 33477

(Address of principal executive offices and zip code)

(561) 743-8333

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DYAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 6, 2025, Dyadic International, Inc. (the “Company”) issued a press release announcing the Company’s recent milestone achievements and other business developments. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

As previously disclosed, on June 23, 2025, the Company received a deficiency notice from the staff of the Nasdaq Listing Qualifications department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it had failed to maintain a minimum market value of listed securities of $35 million required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2), and providing a grace period until December 20, 2025 to regain compliance. Additionally, as previously disclosed, on July 17, 2025, the Company received a deficiency notice from the Staff of Nasdaq notifying the Company that its common stock failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive business days required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2), and providing a grace period until January 13, 2026 (subject to an additional extension period depending on circumstances) to regain compliance.

At the beginning of October 2025, the Company was notified that it has regained compliance with all such requirements for continued listing on the Nasdaq Capital Market, and that the above-mentioned deficiency matters are now closed. On October 1, 2025, the Company received a letter from the Staff notifying the Company that the Staff had determined that for the last 10 consecutive business days, from September 16, 2025 to September 30, 2025, the Company’s market value of listed securities was $35 million or greater, and accordingly, the Company has regained compliance with Nasdaq Listing Rule 5550(b)(2). On October 3, 2025, the Company received a letter from the Staff notifying the Company that the Staff had determined that for the last 10 consecutive business days, from September 19, 2025 to October 2, 2025, the closing bid price of the Company’s common stock was $1.00 per share or greater, and accordingly, the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Dyadic International, Inc. Press Release Dated October 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2025

DYADIC INTERNATIONAL, INC.

	By:	/s/ Ping W. Rawson
Ping W. Rawson
Chief Financial Officer